File Number:333-71813
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933

PIONEER
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                         Class A Shares (PSRAX)
                                                         Class B Shares (PSRBX)
                                                         Class C Shares (PSRCX)
                                                         Class R Shares (STIRX)
                                                         Class Y Shares (STRYX)
                                                         Class Z Shares (STIZX)


                                                   Prospectus, February 1, 2011



          Contents
          ----------------------------------------------------------
          Fund summary...........................................  1
          More on the fund's investment objective and strategies. 12
          More on the risks of investing in the fund............. 19
          Management............................................. 27
          Pricing of shares...................................... 29
          Choosing a class of shares............................. 31
          Distribution and service arrangements . . ............. 34
          Sales charges.......................................... 36
          Buying, exchanging and selling shares. . . ............ 45
          Account options........................................ 55
          Shareholder services and policies...................... 59
          Dividends, capital gains and taxes..................... 66
          Financial highlights................................... 69


[LOGO] PIONEER  Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved
Investments(R)  the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
------------

Investment objective


The fund seeks a high level of current income.


Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 36 and the "Sales charges" section of the statement of additional information beginning on page 73.


Shareowner fees
(fees paid directly from your investment)             Class A Class B Class C Class R Class Y Class Z
                                                      ------- ------- ------- ------- ------- -------
Maximum sales charge (load) when
  you buy shares (as a percentage of offering price)   4.50%   None    None    None    None    None
                                                       ----    ----    ----    ----    ----    ----
Maximum deferred sales charge (load)
  (as a percentage of offering price or the
  amount you receive when you sell shares,
  whichever is less)                                   None       4%      1%   None    None    None


   Annual fund operating expenses
(expenses that you pay each year as            Class A Class B Class C Class R Class Y Class Z
a percentage of the value of your investment)  ------- ------- ------- ------- ------- -------
   Management Fees                              0.60%   0.60%   0.60%   0.60%   0.60%   0.60%
                                                ----    ----    ----    ----    ----    ----
   Distribution and Service (12b-1) Fees        0.25%   1.00%   1.00%   0.50%   0.00%   0.00%
                                                ----    ----    ----    ----    ----    ----
   Other Expenses                               0.25%   0.26%   0.18%   0.31%   0.09%   0.19%
                                                ----    ----    ----    ----    ----    ----
   Total Annual Fund Operating Expenses         1.10%   1.86%   1.78%   1.41%   0.69%   0.79%
                                                ----    ----    ----    ----    ----    ----


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and

Fund summary


(b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         If you redeem your shares If you do not redeem your shares
         -----------------------   --------------------------------
               Number of years you own your shares
         --------------------------------------------------------
          1      3     5      10    1       3       5        10
         ----   ---- ------ ------  ----    ----   ------   ------
Class A  $557   $784 $1.029 $1.730 $557    $784   $1.029   $1.730
         ----   ---- ------ ------  ----    ----   ------   ------
Class B   589    885  1.106  1.981  189     585    1.006    1.981
         ----   ---- ------ ------  ----    ----   ------   ------
Class C   281    560    964  2.095  181     560      964    2.095
         ----   ---- ------ ------  ----    ----   ------   ------
Class R   144    446    771  1.691  144     446      771    1.691
         ----   ---- ------ ------  ----    ----   ------   ------
Class Y    70    221    384    859   70     221      384      859
         ----   ---- ------ ------  ----    ----   ------   ------
Class Z    81    252    439    978   81     252      439      978
         ----   ---- ------ ------  ----    ----   ------   ------



Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39% of the average value of its portfolio.


Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets:


..  Below investment grade (high yield or "junk bond") securities of U.S. and
   non-U.S. issuers
..  Investment grade securities of U.S. issuers
..  Investment grade securities of non-U.S. issuers


Pioneer's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund may also invest in securities that are in default, subordinated debt securities and event-linked bonds.

Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).


The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest

Fund summary
------------


rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a summary description of principal risks of investing in the fund.


Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.


High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative.


Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions,

Fund summary
------------


mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Equity securities risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Risks of investing in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.


Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Fund summary
------------


Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.


Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The fund's past performance


The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.


Annual return Class A shares (%)
(Year ended December 31)

[CHART]

'01    '02   '03   '04  '05  '06  '07   '08    '09   '10
----- ----- ----- ----- ---- ---- ---- ------ ----- -----
 7.02 10.63 19.74 10.51 2.40 6.33 6.07 -11.35 30.64 11.63

For the period covered by the bar chart:

The highest calendar quarterly return was 12.93% (04/01/2009 to 06/30/2009)


The lowest calendar quarterly return was -9.02%% (10/01/2008 to 12/31/2008)

Fund summary
------------

Average annual total return (%)

(for periods ended December 31, 2010)



                                                                                                              Since   Inception
                                                                                    1 Year 5 Years 10 Years Inception   Date
                                                                                    ------ ------- -------- --------- ---------
Class A                                                                                                               04/15/99
                                                                                    -----   ----     ----     ----    --------
Return before taxes                                                                  6.59   6.84     8.38     7.47
                                                                                    -----   ----     ----     ----    --------
Return after taxes on distributions                                                  4.54   4.53     5.86     4.88
                                                                                    -----   ----     ----     ----    --------
Return after taxes on distributions
and sale of shares                                                                   4.23   4.44     5.68     4.79
                                                                                    -----   ----     ----     ----    --------
Class B                                                                              6.86   7.01     8.04     7.09    04/15/99
                                                                                    -----   ----     ----     ----    --------
Class C+                                                                            10.90   7.07     8.09     7.12    04/15/99
                                                                                    -----   ----     ----     ----    --------
Class R                                                                             11.31   7.59      N/A     8.32    04/01/03
                                                                                    -----   ----     ----     ----    --------
Class Y                                                                             11.97   8.21      N/A     8.00    09/09/04
                                                                                    -----   ----     ----     ----    --------
Class Z                                                                             11.99    N/A      N/A     9.45    07/06/07
                                                                                    -----   ----     ----     ----    --------
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or
  taxes)                                                                            7.16     5.90     6.08     6.05    04/15/99
                                                                                    -----   ----     ----     ----    --------

--------
+ The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class R, Class Y and Class Z shares will vary.

Management


Investment adviser    Pioneer Investment Management, Inc.

Portfolio management  Kenneth J. Taubes. Executive Vice President and Head of Portfolio Management, U.S. of Pioneer
                      (portfolio manager of the fund since 1999).


Purchase and sale of fund shares


You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund's transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum additional investment amount for Class R or Class Z shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.

Tax information

You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.


Payments to broker-dealers and other financial intermediaries


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objective and strategies
------------------------------------------------------

Investment objective

The fund seeks a high level of current income.

The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.

Principal investment strategies


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

..  Below investment grade (high yield or "junk bond") securities of U.S. and
   non-U.S. issuers
..  Investment grade securities of U.S. issuers
..  Investment grade securities of non-U.S. issuers

Pioneer's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.


The fund invests primarily in:


..  Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
..  Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
.. Mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. The fund's investments in debt securities rated below investment grade may include securities that are in default.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.

Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and

More on the fund's investment objective and strategies
------------------------------------------------------

management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Below investment grade securities


The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.


Debt rating considerations


For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.


U.S. government securities

The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S.

government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

Mortgage-backed securities


The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.


Asset-backed securities


The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.


The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right

More on the fund's investment objective and strategies
------------------------------------------------------

to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities


The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.


Non-U.S. investments

The fund may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Floating rate loans


Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.


Event-linked bonds


The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.


Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

Derivatives

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:


..  As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
..  As a substitute for purchasing or selling securities
.. To increase the fund's return as a non-hedging strategy that may be considered speculative

..  To manage the fund's portfolio characteristics

The fund may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Cash management and temporary investments

Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Additional investment strategies


In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.

More on the fund's investment objective and strategies
------------------------------------------------------


Reverse repurchase agreements and borrowing


The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow UP to 33/1/3/% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


Securities lending


The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall the security in time to exercise voting rights or sell the security. The fund may lend up to 33/1/3/% of its total assets. Any income realized through securities lending may help fund performance.


Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the fund
------------------------------------------

Principal investment risks

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective. Following is a description of principal risks of investing in the fund.

Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes

More on the risks of investing in the fund
------------------------------------------

in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events.


Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.


To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.


Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.


Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

More on the risks of investing in the fund
------------------------------------------

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.


The fund may invest in CMOs. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.


The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

..   Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
..   Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
..   Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
..   The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
..   Economic, political, regulatory and social developments may adversely affect the securities markets
..   Withholding and other non-U.S. taxes may decrease the fund's return

Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

More on the risks of investing in the fund
------------------------------------------


Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Risks of investing in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.


Derivatives risk. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund's portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.


Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may

More on the risks of investing in the fund
------------------------------------------


not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund's investments may have embedded leverage.

Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Disclosure of portfolio holdings

The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Management
----------

Investment adviser

Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2010, assets under management were approximately $249 billion worldwide, including over $64 billion in assets under management by Pioneer (and its U.S. affiliates).


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval.


Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed

Management

income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the fund since 1999.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.


Management fee


The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% of the fund's average daily net assets up to $1 billion, 0.55% of the next $9 billion and 0.50% on assets over $10 billion


The fee is accrued daily and paid monthly.


For the fiscal year ended September 30, 2010, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.57% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semiannual report to shareholders, for the period ended March 31, 2010.


Distributor and transfer agent

Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares
-----------------

Net asset value

The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time.


The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.


Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available, will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service.

The fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.


The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services

Pricing of shares
-----------------



approved by the Board of Trustees using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.


The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.


When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly-traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.


The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Choosing a class of shares
--------------------------

The fund offers six classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:


..   The eligibility requirements that apply to purchases of a particular share class
..   The expenses paid by each class
..   The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
..   Whether you qualify for any reduction or waiver of sales charges
..   How long you expect to own the shares
..   Any services you may receive from a financial intermediary


Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

For information on the fund's expenses, please see "Fund Summary."

Class A shares


..   You pay a sales charge of up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.
..   There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
..   Distribution and service fees of 0.25% of average daily net assets.


Class B shares


..   A contingent deferred sales charge of up to 4% is assessed if you sell your shares. The charge is reduced over time and not charged after five years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.
..   Distribution and service fees of 1.00% of average daily net assets.
..   Converts to Class A shares after eight years.
..   Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gains distributions may continue to be reinvested in Class B shares according

Choosing a class of shares
--------------------------


    to a shareholder's election, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Shareholders who owned Class B shares as of December 31, 2009 may continue to hold such shares until they convert to Class A shares eight years after the date of purchase.


Class C shares


..   A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
..   Distribution and service fees of 1.00% of average daily net assets.
..   Does not convert to another share class.
..   Maximum purchase amount (per transaction) of $499,999.


Class R shares


..   No initial or contingent deferred sales charge.
..   Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
..   Generally, available only through certain tax-deferred retirement plans and related accounts.


Class Y shares


..   No initial or contingent deferred sales charge.
..   Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.


Class Z shares

..   No initial or contingent deferred sales charge.
..   Generally, available only through certain "wrap," retirement and other programs sponsored by financial intermediaries.

Share class eligibility

Class R shares

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class

R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Class Z shares


Class Z shares are intended for purchase through certain "wrap" programs and similar programs sponsored by qualified financial intermediaries, such as broker-dealers, investment advisers and retirement plan administrators, including fee-based advisory programs and retirement plan programs. The intermediary sponsoring the program has entered into an agreement with Pioneer to offer Class Z shares through its program, in accordance with the structure and requirements of the particular program.


Intermediaries sponsoring wrap programs generally provide investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, and may charge separate fees for these services. The fund's expenses and investment performance do not reflect any fees charged by the programs.


The intermediaries sponsoring or participating in these programs may offer their clients other classes of shares of the fund, and investors may receive different levels of services or pay different fees depending upon the class of shares provided by the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in Class Z shares through these programs.

Distribution and service arrangements
-------------------------------------

Distribution plan

The fund has adopted a distribution plan for Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Class R shares service plan

The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.

Additional payments to financial intermediaries

Your financial intermediary may receive compensation from the fund, Pioneer and its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges
-------------


Initial sales charges (Class A shares only)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.

Sales charges for Class A shares

                                               Sales charge as % of
                                               -------------------
                                               Offering  Net amount
              Amount of purchase                price     invested
              ------------------               --------  ----------
              Less than $100,000                 4.50       4.71
                                                 ----       ----
              $100,000 but less than $250,000    3.50       3.63
                                                 ----       ----
              $250,000 but less than $500,000    2.50       2.56
                                                 ----       ----
              $500,000 or more                      0          0
                                                 ----       ----

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:


..   The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $100,000 (Rights of accumulation)
..   You plan to invest at least $100,000 over the next 13 months (Letter of intent)


Rights of accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent

You can use a letter of intent to qualify for reduced sales charges in two situations:


..   If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
..   If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

Sales charges
-------------

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.


You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:


..   recommends purchases of Pioneer mutual funds to,
..   permits solicitation of, or
..   facilitates purchases by its employees, members or participants.


Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Investments of $500,000 or more and certain retirement plans

You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


Class A purchases at net asset value are available to:

..   Current or former trustees and officers of the fund;

..   Partners and employees of legal counsel to the fund (at the time of initial share purchase);
..   Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
..   Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
..   Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
..   Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
..   Members of the immediate families of any of the persons above;
..   Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
..   Insurance company separate accounts;
..   Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
..   Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;
..   Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
..   Certain unit investment trusts;
..   Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;
..   Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
..   Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
    (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
..   Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial

Sales charges
-------------


    intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
..   Individuals receiving a distribution consisting of Class Y shares of a
    Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
..   Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares and Class B shares; and
..   Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Contingent deferred sales charges (CDSCs)

Class A shares
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Class B shares


You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge upon redemption. The contingent deferred sales charge decreases as the number of years since your purchase increases. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.


                      Contingent deferred sales charge
                      ----------------------------------
                      On shares sold     As a % of dollar
                      before the           amount subject
                      end of year     to the sales charge
                      --------------  -------------------
                           1                   4
                           2                   4
                           3                   3
                           4                   2
                           5                   1
                           6+                  0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

Conversion to Class A shares

Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.


Your Class B shares will convert to Class A shares eight years after the date of purchase except that:

Sales charges
-------------


..   Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
..   Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares


Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


Paying the contingent deferred sales charge (CDSC)


Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
..   The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
..   You do not pay a CDSC on reinvested dividends or distributions
..   If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
..   You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.


The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
..   The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

..   You become disabled (within the meaning of Section 72 of the Internal
    Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
..   The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10%
    of the value of the account in the fund at the time the withdrawal plan is established);
..   The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
    -  It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to
       10% of the value of the participant's account at the time the distribution amount is established);
    - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
    - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
    -  It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
..   The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
    -  A return of excess employee deferrals or contributions;
    - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;

Sales charges
-------------


    - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
    -  From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
..   The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
..   The distribution is made to pay an account's advisory or custodial fees: or
..   The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares
-------------------------------------

Opening your account

You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans


If you invest in the fund though your financial intermediary or though a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only though the account. Ask your investment professional or financial intermediary for more information.

Buying, exchanging and selling shares
-------------------------------------


Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Share prices for transactions

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:


..   You have provided adequate instructions
..   There are no outstanding claims against your account
..   There are no transaction limitations on your account
..   If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
..   Your request includes a signature guarantee if you:
..   Are selling over $100,000 or exchanging over $500,000 worth of shares
    -  Changed your account registration or address within the last 30 days
    - Instruct the transfer agent to mail the check to an address different from the one on your account
    -  Want the check paid to someone other than the account's record owner(s)
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying

You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.


You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.


Minimum investment amounts


Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Class R and Class Z shares

There are no minimum investment amounts for Class R and Class Z shares, although investments are subject to the fund's policies regarding small accounts.


Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

Buying, exchanging and selling shares
-------------------------------------

Waivers of the minimum investment amount

The fund will accept an initial investment of less than $5 million if:

(a)The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b)The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c)The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of
   Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(l) of the Internal Revenue Code; or


(d)The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or
   (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e)The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts


Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class R, Class Y and Class Z shares are not subject to a maximum purchase amount.


Retirement plan accounts

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.


You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.


How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online


You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

Buying, exchanging and selling shares
-------------------------------------


..   You established your bank account of record at least 30 days ago
..   Your bank information has not changed for at least 30 days
..   You are not purchasing more than $100,000 worth of shares per account per day
..   You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

By wire (Class Y shares only)

If you have an existing Class Y account, you may wire funds to purchase shares. Note, however, that:


..   State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
..   If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
..   Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
..   Wire transfers may be restricted on holidays and at certain other times


Instruct your bank to wire funds to:

Receiving Bank: State Street Bank and Trust Company
                225 Franklin Street
                Boston, MA 02101
                ABA Routing No. 011000028

For further credit to:  Shareholder Name
                        Existing Pioneer Account No.
                        Strategic Income Fund

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.


Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

Buying, exchanging and selling shares
-------------------------------------

By phone or online

After you establish an eligible fund account, you can exchange fund shares by phone or online if:


..   You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
..   The fund into which you are exchanging offers the same class of shares
..   You are not exchanging more than $500,000 worth of shares per account per day
..   You can provide the proper account identification information


In writing, by mail or by fax

You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:


..   The name and signature of all registered owners
..   A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
..   The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
..   The class of shares you are exchanging
..   The dollar amount or number of shares you are exchanging


Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.


If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.


How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

..   By check, provided the check is made payable exactly as your account is registered
..   By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100.000 per account per day if the proceeds are not directed to your bank account of record.

In writing, by mail or by fax


You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other

Buying, exchanging and selling shares
-------------------------------------

applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.


You may sell up to $100,000 per account per day by fax.


How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:

1-800-225-4240

Account options
---------------

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

..   For new accounts, complete the online section of the account application
..   For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Account options
---------------

Automatic investment plans


You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish an automatic investment plan.


Pioneer Investomatic Plan

If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

..   You must select exchanges on a monthly or quarterly basis
..   Both the originating and receiving accounts must have identical registrations
..   The originating account must have a minimum balance of $5,000 You may have to pay income taxes on an exchange.


Distribution options

The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans


When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.


To establish a systematic withdrawal plan:

..   Your account must have a total value of at least $10,000 when you establish your plan
..   You must request a periodic withdrawal of at least $50
..   You may not request a periodic withdrawal of more than 10% of the value of any Class B, Class C or Class R share account (valued at the time the plan is implemented)

Account options


These requirements do not apply to scheduled (Internal Revenue Code
Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

Excessive trading

Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:


..   You sell shares within a short period of time after the shares were purchased;
..   You make two or more purchases and redemptions within a short period of time;
..   You enter into a series of transactions that indicate a timing pattern or strategy; or
..   We reasonably believe that you have engaged in such practices in connection with other mutual funds.


The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators,

Shareholder services and policies


where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.


The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.


To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.


We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

Purchases in kind


You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Reinstatement privilege (Class A and Class B shares)


If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

..   You must send a written request to the transfer agent no more than 90 days after selling your shares and

..   The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Shareholder services and policies

Pioneer website
www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:


..   Your current account information
..   Prices, returns and yields of all publicly available Pioneer mutual funds
..   Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
..   A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FactFone/SM/ 1-800-225-4321

You can use FactFone/SM/ to:


..   Obtain current information on your Pioneer mutual fund accounts
..   Inquire about the prices and yields of all publicly available Pioneer mutual funds
..   Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
..   Request account statements


If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.

Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


Privacy

The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:


..   Requesting certain types of exchanges or sales of fund shares
..   Redeeming shares for which you hold a share certificate
..   Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized

Shareholder services and policies
---------------------------------

by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size


The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


Telephone and website access


You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


Share certificates

The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

The fund and the distributor reserve the right to:


..   reject any purchase or exchange order for any reason, without prior notice
..   charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
..   revise, suspend, limit or terminate the account options or services available to shareowners at anytime, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:


..   suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission
..   redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
..   charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
..   close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes
----------------------------------

Dividends and capital gains

The fund declares dividends daily. The daily dividends consist of substantially all of the fund's net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.


The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the fund's net short-term capital gains are taxable as ordinary income.


Other dividends are generally taxable as ordinary income.


The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Since the fund's income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the fund will qualify for either the dividends-received deduction for corporations or the maximum 15% U.S. federal income tax rate available to individuals for tax years beginning before 2013 on "qualified dividend income."

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales or exchanges.

Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

Sales and exchanges generally will be taxable transactions to shareowners.

Dividends, capital gains and taxes


The fund generally pays any distributions of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B, Class C, Class R, Class Y and Class
Z shares of the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial highlights


Pioneer Strategic Income Fund

Class A shares


                                                                 Year Ended  Year Ended Year Ended  Year Ended Year Ended
                                                                  9/30/10     9/30/09    9/30/08     9/30/07    9/30/06
                                                                 ----------  ---------- ----------  ---------- ----------
Net asset value, beginning of period                             $    10.22   $   9.76   $  10.46    $  10.33   $  10.58
                                                                 ----------   --------   --------    --------   --------
Increase (decrease) from investment operations:
   Net investment income                                         $     0.59   $   0.64   $   0.58    $   0.50   $   0.52
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                     0.73       0.71      (0.64)       0.14      (0.08)
                                                                 ----------   --------   --------    --------   --------
       Net increase (decrease) from investment operations        $     1.32   $   1.35   $  (0.06)   $   0.64   $   0.44
Distributions to shareowners:
   Net investment income                                              (0.55)     (0.77)     (0.62)      (0.51)     (0.57)
   Net realized gain                                                     --      (0.12)     (0.02)         --      (0.12)
                                                                 ----------   --------   --------    --------   --------
Net increase (decrease) in net asset value                       $     0.77   $   0.46   $  (0.70)   $   0.13   $  (0.25)
                                                                 ----------   --------   --------    --------   --------
Net asset value, end of period                                   $    10.99   $  10.22   $   9.76    $  10.46   $  10.33
                                                                 ----------   --------   --------    --------   --------
Total return*                                                         13.29%     15.69%     (0.74)%      6.36%      4.43%
Ratio of net expenses to average net assets+                           1.10%      1.17%      1.14%       1.07%      1.11%
Ratio of net investment income to average net assets+                  5.49%      6.81%      5.65%       4.85%      5.05%
Portfolio turnover rate                                                  39%        32%        47%         58%        46%
Net assets, end of period (in thousands)                         $1,403,214   $909,343   $726,719    $626,416   $536,483
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
   Net expenses                                                        1.10%      1.17%      1.14%       1.07%      1.11%
   Net investment income                                               5.49%      6.81%      5.65%       4.85%      5.05%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
   Net expenses                                                        1.10%      1.17%      1.14%       1.06%      1.11%
   Net investment income                                               5.49%      6.81%      5.65%       4.86%      5.05%

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Pioneer Strategic Income Fund

Class B shares


                                                                      Year Ended Year Ended Year Ended  Year Ended Year Ended
                                                                       9/30/10    9/30/09    9/30/08     9/30/07    9/30/06
                                                                      ---------- ---------- ----------  ---------- ----------
Net asset value, beginning of period                                   $ 10.06    $   9.62   $  10.30    $  10.18   $  10.43
                                                                       -------    --------   --------    --------   --------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.48    $   0.54   $   0.50    $   0.41   $   0.44
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                        0.75        0.71      (0.63)       0.13      (0.08)
                                                                       -------    --------   --------    --------   --------
       Net increase (decrease) from investment operations              $  1.23    $   1.25   $  (0.13)   $   0.54   $   0.36
Distributions to shareowners:
   Net investment income                                                 (0.46)      (0.69)     (0.53)      (0.42)     (0.49
   Net realized gain                                                        --       (0.12)     (0.02)         --      (0.12)
                                                                       -------    --------   --------    --------   --------
Net increase (decrease) in net asset value                             $  0.77    $   0.44   $  (0.68)   $   0.12   $  (0.25)
                                                                       -------    --------   --------    --------   --------
Net asset value, end of period                                         $ 10.83    $  10.06   $   9.62    $  10.30   $  10.18
                                                                       -------    --------   --------    --------   --------
Total return*                                                            12.55%      14.71%     (1.43)%      5.42%      3.64%
Ratio of net expenses to average net assets+                              1.86%       1.94%      1.88%       1.89%      1.88%
Ratio of net investment income to average net assets+                     4.71%       6.09%      4.88%       4.02%      4.31%
Portfolio turnover rate                                                     39%         32%        47%         58%        46%
Net assets, end of period (in thousands)                               $96,942    $107,129   $105,616    $116,432   $131,814
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
   Net expenses                                                           1.86%       1.94%      1.88%       1.89%      1.88%
   Net investment income                                                  4.71%       6.09%      4.88%       4.02%      4.31%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.86%       1.94%      1.88%       1.88%      1.88%
   Net investment income                                                  4.71%       6.09%      4.88%       4.03%      4.31%

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

Financial highlights


Pioneer Strategic Income Fund

Class C shares


                                                                      Year Ended Year Ended Year Ended  Year Ended Year Ended
                                                                       9/30/10    9/30/09    9/30/08     9/30/07    9/30/06
                                                                      ---------- ---------- ----------  ---------- ----------
Net asset value, beginning of period                                   $  10.00   $   9.56   $  10.25    $  10.12   $  10.38
                                                                       --------   --------   --------    --------   --------
Increase (decrease) from investment operations:
   Net investment income                                               $   0.51   $   0.57   $   0.50    $   0.42   $   0.44
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                         0.72       0.68      (0.64)       0.14      (0.09)
                                                                       --------   --------   --------    --------   --------
       Net increase (decrease) from investment operations              $   1.23   $   1.25   $  (0.14)   $   0.56   $   0.35
Distributions to shareowners:
   Net investment income                                                  (0.47)     (0.69)     (0.53)      (0.43)     (0.49)
   Net realized gain                                                         --      (0.12)     (0.02)         --      (0.12)
                                                                       --------   --------   --------    --------   --------
Net increase (decrease) in net asset value                             $   0.76   $   0.44   $  (0.69)   $   0.13   $  (0.26)
                                                                       --------   --------   --------    --------   --------
Net asset value, end of period                                         $  10.76   $  10.00   $   9.56    $  10.25   $  10.12
                                                                       --------   --------   --------    --------   --------
Total return*                                                             12.59%     14.86%     (1.50)%      5.61%      3.61%
Ratio of net expenses to average net assets+                               1.78%      1.85%      1.83%       1.82%      1.81%
Ratio of net investment income to average net assets+                      4.80%      6.12%      4.94%       4.09%      4.37%
Portfolio turnover rate                                                      39%        32%        47%         58%        46%
Net assets, end of period (in thousands)                               $870,348   $588,455   $400,974    $404,758   $414,070
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
   Net expenses                                                            1.78%      1.85%      1.83%       1.82%      1.81%
   Net investment income                                                   4.80%      6.12%      4.94%       4.09%      4.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees; paid indirectly:
   Net expenses                                                            1.78%      1.85%      1.83%       1.81%      1.81%
   Net investment income                                                   4.80%      6.12%      4.94%       4.10%      4.37%

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

Pioneer Strategic Income Fund

Class R shares


                                                                      Year Ended Year Ended Year Ended  Year Ended Year Ended
                                                                       9/30/10    9/30/09    9/30/08     9/30/07    9/30/06
                                                                      ---------- ---------- ----------  ---------- ----------
Net asset value, beginning of period                                   $  10.38   $   9.91   $  10.62    $ 10.50    $ 10.76
                                                                       --------   --------   --------    -------    -------
Increase (decrease) from investment operations:
   Net investment income                                               $   0.56   $   0.62   $   0.57    $  0.49    $  0.52
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                         0.76       0.73      (0.65)      0.14      (0.09)
                                                                       --------   --------   --------    -------    -------
       Net increase (decrease) from investment operations              $   1.32   $   1.35   $  (0.08)   $  0.63    $  0.43
Distributions to shareowners:
   Net investment income                                                  (0.53)     (0.76)     (0.61)     (0.51)     (0.57)
   Net realized gain                                                         --      (0.12)     (0.02)        --      (0.12)
                                                                       --------   --------   --------    -------    -------
Net increase (decrease) in net asset value                             $   0.79   $   0.47   $  (0.71)   $  0.12    $ (0.26)
                                                                       --------   --------   --------    -------    -------
Net asset value, end of period                                         $  11.17   $  10.38   $   9.91    $ 10.62    $ 10.50
                                                                       --------   --------   --------    -------    -------
Total return*                                                             13.07%     15.45%     (0.92)%     6.08%      4.20%
Ratio of net expenses to average net assets+                               1.41%      1.44%      1.33%      1.28%      1.27%
Ratio of net investment income to average net assets+                      5.18%      6.58%      5.46%      4.66%      4.90%
Portfolio turnover rate                                                      39%        32%        47%        58%        46%
Net assets, end of period (in thousands)                               $154,846   $114,962   $101,361    $87,204    $58,592
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
   Net expenses                                                            1.41%      1.44%      1.33%      1.28%      1.27%
   Net investment income                                                   5.18%      6.58%      5.46%      4.66%      4.90%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            1.41%      1.44%      1.33%      1.28%      1.27%
   Net investment income                                                   5.18%      6.58%      5.46%      4.66%      4.90%

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

Financial highlights


Pioneer Strategic Income Fund

Class Y shares


                                                                      Year Ended Year Ended Year Ended Year Ended Year Ended
                                                                       9/30/10    9/30/09    9/30/08    9/30/07    9/30/06
                                                                      ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period                                   $  10.23   $   9.78   $ 10.47    $ 10.35     $10.60
                                                                       --------   --------   -------    -------     ------
Increase (decrease) from investment operations:
   Net investment income                                               $   0.65   $   0.71   $  0.62    $  0.53     $ 0.54
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                         0.72       0.67     (0.63)      0.13      (0.05)
                                                                       --------   --------   -------    -------     ------
       Net increase (decrease) from investment operations              $   1.37   $   1.38   $ (0.01)   $  0.66     $ 0.49
Distributions to shareowners:
   Net investment income                                                  (0.60)     (0.81)    (0.66)     (0.54)     (0.62)
   Net realized gain                                                         --      (0.12)    (0.02)        --      (0.12)
                                                                       --------   --------   -------    -------     ------
Net increase (decrease) in net asset value                             $   0.77   $   0.45   $ (0.69)   $  0.12     $(0.25)
                                                                       --------   --------   -------    -------     ------
Net asset value, end of period                                         $  11.00   $  10.23   $  9.78    $ 10.47     $10.35
                                                                       --------   --------   -------    -------     ------
Total return*                                                             13.75%     16.11%    (0.27)%     6.54%      4.89%
Ratio of net expenses to average net assets+                               0.69%      0.70%     0.68%      0.84%      0.67%
Ratio of net investment income to average net assets+                      5.96%      7.25%     6.21%      5.12%      5.56%
Portfolio turnover rate                                                      39%        32%       47%        58%        46%
Net assets, end of period (in thousands)                               $664,149   $226,994   $71,943    $30,935     $7,968
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
   Net expenses......................................................      0.69%      0.70%     0.68%      0.84%      0.67%
   Net investment income.............................................      5.96%      7.25%     6.21%      5.12%      5.56%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses......................................................      0.69%      0.70%     0.68%      0.84%      0.67%
   Net investment income.............................................      5.96%      7.25%     6.21%      5.12%      5.56%

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Pioneer Strategic Income Fund

Class Z shares


                                                                                    Year Ended Year Ended Year Ended 7/6/07 (a)
                                                                                     9/30/10    9/30/09    9/30/08   to 9/30/07
                                                                                    ---------- ---------- ---------- ----------
Net asset value, beginning of period                                                 $ 10.21    $  9.81     $10.46     $10.29
Increase (decrease) from investment operations:
   Net investment income (loss)                                                      $  0.64    $  0.71     $(0.13)    $ 0.13
   Net realized and unrealized gain on investments and foreign currency
     transactions                                                                       0.72       0.61       0.16       0.17
                                                                                     -------    -------     ------     ------
       Net increase from investment operations                                       $  1.36    $  1.32     $ 0.03     $ 0.30
Distributions to shareowners:
   Net investment income                                                               (0.59)     (0.80)     (0.66)     (0.13)
   Net realized gain                                                                      --      (0.12)     (0.02)        --
                                                                                     -------    -------     ------     ------
Net increase (decrease) in net asset value                                           $  0.77    $  0.40     $(0.65)    $ 0.17
                                                                                     -------    -------     ------     ------
Net asset value, end of period                                                       $ 10.98    $ 10.21     $ 9.81     $10.46
                                                                                     -------    -------     ------     ------
Total return*                                                                          13.67%     15.43%      0.17%      2.90%(b)
Ratio of net expenses to average net assets+                                            0.79%      0.80%      0.71%      0.69%**
Ratio of net investment income to average net assets+                                   5.81%      6.96%      6.21%      5.24%**
Portfolio turnover rate                                                                   39%        32%        47%        58%(b)
Net assets, end of period (in thousands)                                             $41,175    $14,187     $3,180     $  102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                                      $  0.79%      0.80%      0.71%      0.69%**
   Net investment income                                                                5.81%      6.96%      6.21%      5.24%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                                         0.79%      0.80%      0.71%      0.69**
   Net investment income                                                                5.81%      6.96%      6.21%      5.24**

--------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.

+   Ratios with no reduction for fees paid indirectly.

                                     Notes

Pioneer
Strategic Income Fund


You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.


Visit our website

www.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information, on the fund's website.

Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about the fund.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, are incorporated by reference into this prospectus.


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-09223)



[logo] PIONEER Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street                                            18717-06-0211
Boston, MA 02109                 (C)2011 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                   Member SIPC

[LOGO] PIONEER
Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
www.pioneerinvestments.com

This is not part of the prospectus.


18717-06-0211
(C)2011 Pioneer Funds Distributor, Inc.
Under writer of Pioneer mutual funds
Member SIPC